ABERDEEN FUNDS
                          (A DELAWARE STATUTORY TRUST)

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as officers of ABERDEEN FUNDS (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints William Baltrus, Alan Goodson, Megan Kennedy, Jennifer Nichols, Lucia Sitar, Tim Sullivan and Shahreza Yusof and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Aberdeen Funds as it relates to the Aberdeen Funds reorganization with The Advisors' Inner Circle Fund II and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

                  IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 9th day of June 2009.


                                   /s/ William Baltrus
                                   ---------------------------------------------
                                   William Baltrus, Vice President

                                   /s/ Alan Goodson
                                   ---------------------------------------------
                                   Alan Goodson, Vice President and Secretary

                                   /s/ Megan Kennedy
                                   ---------------------------------------------
                                   Megan Kennedy, Treasurer

                                   /s/ Gary Marshall
                                   ---------------------------------------------
                                   Gary Marshall, President and Chief Executive
                                                  Officer

                                   /s/ Jennifer Nichols
                                   ---------------------------------------------
                                   Jennifer Nichols, Vice President

                                   /s/ Lucia Sitar
                                   ---------------------------------------------
                                   Lucia Sitar, Vice President and Assistant
                                                Secretary

                                   /s/ Tim Sullivan
                                   ---------------------------------------------
                                   Tim Sullivan, Vice President

                                   /s/ Shahreza Yusof
                                   ---------------------------------------------
                                   Shahreza Yusof, Vice President

                                 ABERDEEN FUNDS
                          (A DELAWARE STATUTORY TRUST)

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of ABERDEEN FUNDS (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints William Baltrus, Alan Goodson, Megan Kennedy, Jennifer Nichols, Lucia Sitar, Tim Sullivan and Shahreza Yusof, and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Aberdeen Funds as it relates to the Aberdeen Funds reorganization with The Advisors' Inner Circle Fund II and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

                  IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 9th day of June 2009.


/s/ P. Gerald Malone                                                  /s/ Warren C. Smith
-----------------------------------------------------                 ---------------------------------------------------
P. Gerald Malone, Trustee                                             Warren C. Smith, Trustee

/s/ Richard H. McCoy                                                  /s/ Jack Solan
-----------------------------------------------------                 ---------------------------------------------------
Richard H. McCoy, Trustee                                             Jack Solan, Trustee

/s/ Peter D. Sacks                                                    /s/ Martin Gilbert
-----------------------------------------------------                 ---------------------------------------------------
Peter D. Sacks, Trustee                                               Martin Gilbert, Trustee

/s/ John T. Sheehy
-----------------------------------------------------
John T. Sheehy, Trustee
